CAPSTONE GROWTH FUND, INC.
--------------------------------------------------------------------------

Dear Shareholder,

For many investors, 1998 may well be remembered as the year of the rollercoaster. As measured by the S&P 500, for the first six months of the year, the equity market could do no wrong, returning 17.7% for the period. This return was all the more astounding because it came atop the robust returns of the prior three years. Then, during the summer months, with the collapse in Asian markets, the continued stagnation in Japan, and the fear of spreading "Asian Flu" impacting domestic economic activity, the equity market finally gave way and entered its first correction (some might argue bear market) since the summer and fall of 1990. From the beginning of July, 1998 to the end of August, 1998, the S&P 500 declined by 15.35%. Using daily data, from its high on July 17 to the low on August 31st, the S&P 500 fell by 19.18%.

While the correction itself was seen by some as long overdue, it is the
recovery from the lows that has attracted the most attention.    From its
August low through the end of November, the S&P 500 rose 22.01%. A historical perspective may be useful in evaluating how the recent decline and recovery compares to previous experience.

Table 1 below presents the S&P 500's experience of decline and recovery for the past 50 years. For the purpose of this table, monthly data are used. Only declines exceeding 10% from the month end high are considered. The duration of the decline in months is shown, followed by the actual percentage decline during the period. The next three columns show the market's recovery at 1, 3 and 6 months from the bottom. The final column shows the number of months that elapsed before the market recovered to its pre-decline level.

Table 1 indicates that from the perspective of history, the recent market decline has been very routine, even below the average 17.34% for the twelve periods of decline in the past 50 years. In its duration it has been shorter than average, but again, not unusual. What has been unusual is the speedy ascent following the decline. The S&P accomplished in 3 months the percentage of recovery one might more readily expect at the 6 month interval. We strongly suspect that the more rapid recovery has its roots in the interest rate reductions by the Federal Reserve during this period. In fact, much of the increase occurred on October 15th, the day of the surprise rate cut by the Federal Reserve.

Table 1 shows that the 12 market declines during the past 50 years have not been evenly distributed across time. If they were evenly distributed, we would expect to see between 2 and 3 periods of decline during each of the ten-year periods covered. But we do not. For example, during the decade spanning the beginning of 1948 to the end of 1957, there was only 1 period of market decline. In contrast, the decade of the 1960's had 4 declining periods, and the 70's had 3. The 1980's and 1990's thus far have had only
2 periods of decline each. In broadest terms, the similarities between the 50's, 80's and 90's are that they were periods of relative price stability and modest economic growth. By contrast, the 1960's, particularly the latter half, were characterized by rising inflation, rising interest rates, and strong economic growth. The 1970's were the worst of all worlds, being characterized by rapidly rising inflation, rising interest rates, and sluggish or negative growth.

TABLE 1

Analysis of Market Declines and Recoveries over the Past 50 Years (Includes periods of market decline of greater than 10% from prior month end)
                                          - - - From Bottom of Decline - - -
Decline from the                  Number of Percent  % Change  % Change  % Change  #of Months to
Beginning of      To the End of   Months    Decline  1 month   3 months  6 months  Pre-Decline Level
----------------------------------------------------------------------------------------------------

August 1957       December 1957      5       15.00%    4.45%     6.33%     15.50%          12
March 1962        September 1962     7       18.10%    0.64%    13.25%     20.52%          13
May 1966          September 1966     5       14.50%    4.94%     5.90%     19.94%          10
June 1969         July 1969          2       10.98%    4.54%     6.72%      1.76%          21
November 1969     January 1970       3       11.74%    5.86%    -3.25%    -12.95%          16
April 1970        June 1970          3       18.02%    7.52%    16.88%     29.06%           8
November 1973     September 1974    11       38.94%   16.57%     9.41%     34.46%          27
July 1975         September 1975     3       10.95%    6.37%     8.64%     24.95%           7
August 1981       September 1981     2       10.27%    5.28%     7.00%     -0.74%          15
September 1987    November 1987      3       29.52%    7.38%    17.22%     15.80%          21
June 1990         October 1990       5       14.70%    6.44%    14.19%     25.63%           9
July 1998         August 1998        2       15.35%    6.40%    22.01%        ?             5
                                 ______      ______   ______    ______     ______      ______
Averages                          4.25       17.34%    6.37%    10.36%     15.81%       13.67

                                                 CAPSTONE GROWTH FUND, INC.
---------------------------------------------------------------------------

Our outlook calls for continued low inflation and moderate economic growth. As this work shows, and recent experience has reminded, financial markets can fall even in a positive environment. However, the fifty years of history examined here also demonstrate that unpleasant downdrafts are less likely when inflation is low and growth is moderate.

Performance of your fund for the past fiscal year has been better than that of the Lipper Equity Growth Fund Index*. For the fiscal year ended
October 31, 1998, your fund has returned 15.37% vs.13.90% for the Lipper Index. We would add that during the recent "bounce back", from the end of August to the end of November, the Fund** has risen 22.31% vs. 20.86% for the Lipper Index.

We thank you for your continued support.

Sincerely,


/s/ Dan Watson
___________________________
Dan Watson,
President and Portfolio Manager

LINE GRAPH

     Comparison of Change in Value of a $10,000 Investment in Capstone
       Growth Fund, Inc. + and the Lipper Equity Growth Fund Index*

Average Annual Total Return as of 10/31/98

                1 year     5 year     10 year
Growth Fund     15.51%     15.24%     13.71%

Past performance is not predictive of future performance

GRAPH DATA:
             Growth Fund         Lipper Equity Growth Fund
11/01/88     10000               10000
10/31/89     12847.3             12525.7
10/31/90     11749.4             10918.8
10/31/91     15694.5             15444.5
10/31/92     16608.8             16649.9
10/31/93     17779.7             19810.5
10/31/94     17661.4             20215.4
10/31/95     20670.1             25062.4
10/31/96     24652.9             29320.7
10/31/97     31287.9             37640.2
10/31/98     36139.6             42864.1



*The Lipper Equity Growth Fund Index is an unmanaged index of companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends.

**The Fund's performance assumes the reinvestment of all income dividends and capital gains distributions.

This publication must be accompanied or preceded by a current prospectus for Capstone Growth Fund, Inc.

                                               CAPSTONE GROWTH FUND, INC.

PORTFOLIO OF INVESTMENTS - October 31, 1998
--------------------------------------------------------------------------


                                                      Market
                                                      Value     Percentage of
COMMON STOCKS (99.84%)                     Shares   (Note 1-A)    Net Assets

COMMERCIAL SERVICES (1.36%)
McGraw Hill Co., Inc.                       6,910  $   621,468         0.87%
Waste Management, Inc.                      7,740      349,268         0.49%
                                                    __________       _______
                                                       970,736         1.36%



CONSUMER DURABLES (2.26%)
Chrysler Corporation                       10,460      503,388         0.70%
Eastman Kodak                               5,340      413,850         0.58%
Ford Motor Company                         12,950      702,537         0.98%
                                                    __________       _______
                                                     1,619,775         2.26%
CONSUMER NON-DURABLES (9.23%)
Anheuser Busch Cos., Incorporated           8,250      490,359         0.69%
Colgate                                     4,960      438,340         0.61%
General Mills Incorporated                  6,420      471,870         0.66%
Loews Corporation                           5,150      483,778         0.68%
Pepsico Incorporated                       15,290      516,037         0.72%
Philip Morris Cos., Incorporated           20,900    1,068,513         1.49%
Proctor & Gamble Company                   12,890    1,145,599         1.60%
Sara Lee Corporation                        6,780      404,681         0.57%
UST Incorporated                           16,650      566,100         0.79%
Unilever N V                                8,030      604,258         0.84%
Wm. Wrigley Jr. Company                     5,160      417,638         0.58%
                                                    __________       _______
                                                     6,607,173         9.23%
CONSUMER SERVICES (4.03%)
The Walt Disney Company                    27,960      753,173         1.05%
Gannett Co., Incorporated                  10,510      650,306         0.91%
McDonalds Corporation                      12,050      805,844         1.13%
Time Warner, Inc.                           7,240      671,962         0.94%
                                                    __________       _______
                                                     2,881,285         4.03%
ELECTRONIC TECHNOLOGY (10.54%)
Cisco Systems (a)                          15,652      986,107         1.38%
Dell Computer Corporation                  12,800      840,000         1.17%
Hewlett-Packard Company                    12,550      755,353         1.06%
Intel Corporation                          17,060    1,521,539         2.13%
International Business Machines             9,480    1,407,187         1.97%
Lockheed Martin Corporation                 5,570      620,359         0.87%
Lucent Technologies                        12,830    1,028,806         1.44%
Texas Instruments, Inc.                     5,800      370,838         0.52%
                                                    __________       _______
                                                     7,530,189        10.54%

                                                CAPSTONE GROWTH FUND, INC.

PORTFOLIO OF INVESTMENTS - October 31, 1998
--------------------------------------------------------------------------

                                                      Market
                                                      Value     Percentage of
                                           Shares   (Note 1-A)    Net Assets

ENERGY MINERALS (6.03%)
ALCOA                                       7,710  $   611,017         0.85%
Chevron Corporation                        10,020      816,630         1.14%
Exxon Corporation                          21,470    1,529,738         2.14%
Phillips Petroleum Company                 15,500      670,375         0.94%
Texaco, Incorporated                       11,530      683,873         0.96%
                                                    __________       _______
                                                     4,311,633         6.03%


FINANCE (18.86%)
American Express Corporation                6,580      581,508         0.81%
American International Group               10,155      865,714         1.21%
Associates First Capital Class A            4,780      336,990         0.47%
BB & T Corporation                         23,000      820,813         1.15%
Bank One Corporation                       12,544      613,098         0.86%
Bankamerica Corporation                    17,389      998,781         1.40%
Chase Manhattan Corporation                 9,940      564,716         0.79%
Citigroup, Inc.                            27,575    1,297,748         1.81%
Comerica Incorporated                       7,635      492,457         0.69%
Federal Home Loan Mortgage Corporation     13,770      791,775         1.11%
Federal National Mortgage Association      11,260      797,349         1.11%
First Union Corporation                    11,260      653,080         0.91%
Fleet Financial Group Incorporated         14,180      566,314         0.79%
General Re Corporation                      2,080      456,950         0.64%
Jefferson Pilot Company                     8,600      522,450         0.73%
Keycorp                                    13,960      423,162         0.59%
MBIA Incorporated                          10,740      656,482         0.92%
J.P. Morgan & Company                       4,340      409,045         0.57%
Morgan Stanley, Dean Witter & Company       9,550      618,362         0.86%
Transamerica Corporation                    4,240      440,960         0.62%
Wells Fargo & Company                       1,590      588,300         0.82%
                                                    __________       _______
                                                    13,496,054        18.86%


HEALTH TECHNOLOGY (12.11%)
Abbott Labs                                19,220      902,139         1.26%
American Home Products Corporation         16,240      791,700         1.11%
Bristol-Myer Squibb Company                 9,440    1,043,710         1.46%
Johnson & Johnson                          12,530    1,021,195         1.43%
Lilly Eli & Company                        10,020      810,994         1.13%
Merck & Company                            10,810    1,462,052         2.04%
Pfizer, Incorporated                       11,400    1,223,363         1.71%
Schering-Plough Corporation                 7,710      793,166         1.11%
Warner Lambert Company                      7,840      614,460         0.86%
                                                    __________       _______
                                                     8,662,779        12.11%

                                               CAPSTONE GROWTH FUND, INC.

PORTFOLIO OF INVESTMENTS - October 31, 1998
--------------------------------------------------------------------------

                                                      Market
                                                      Value     Percentage of
                                           Shares   (Note 1-A)    Net Assets

PRODUCER MANUFACTURING (11.65%)
Emerson Electric Company                   10,500  $   693,000         0.97%
General Electric Company                   25,640    2,243,500         3.14%
Goodyear Tire & Rubber                      8,920      480,565         0.67%
Halliburton Company                        13,250      476,172         0.67%
Honeywell, Incorporated                     5,970      476,854         0.67%
Illinois Tool Works                         7,440      477,090         0.67%
Minnesota Mining & Manufacturing Company    9,070      725,600         1.01%
Raytheon Company                            7,570      439,533         0.61%
Rohm & Haas Company                        15,840      534,600         0.75%
Temple-Inland Inc.                          6,850      332,653         0.46%
Tyco International                          7,700      476,919         0.67%
Weyerhaeuser Company                        9,850      461,103         0.64%
Xerox Corporation                           5,300      513,437         0.72%
                                                    __________       _______
                                                     8,331,026        11.65%


RETAIL TRADE (5.00%)
Dayton Hudson Corporation                  12,620      534,772         0.75%
Home Depot, Incorporated                   15,940      693,390         0.97%
Rite Aid Corporation                       10,900      432,594         0.60%
Sears, Roebuck & Company                    9,620      432,299         0.60%
Wal-Mart Stores, Incorporated              21,530    1,485,570         2.08%
                                                    __________       _______
                                                     3,578,625         5.00%


TECHNOLOGY SERVICES (6.06%)
EMC Corporation                             6,030      388,181         0.54%
First Data Corporation                     20,000      530,000         0.74%
Microsoft Corporation                      22,440    2,375,835         3.32%
Oracle Corporation                         12,020      355,341         0.50%
United Technologies Corporation             7,220      687,705         0.96%
                                                    __________       _______
                                                     4,337,062         6.06%


TRANSPORTATION (0.79%)
Burlington North/Santa Fe                  18,240      563,160         0.79%

                                               CAPSTONE GROWTH FUND, INC.

PORTFOLIO OF INVESTMENTS - October 31, 1998
--------------------------------------------------------------------------

                                                      Market
                                                      Value     Percentage of
                                           Shares   (Note 1-A)    Net Assets

UTILITIES (11.92%)
AT&T Corporation                           14,520  $   903,870         1.26%
Airtouch Communications, Incorporated (a)  11,230      628,880         0.88%
Ameritech Corporation                      10,000      539,375         0.75%
Bell Atlantic Corporation                  17,840      947,750         1.32%
Bellsouth Corporation                       9,560      763,007         1.07%
Consolidated Natural Gas Company           11,590      612,097         0.86%
Duke Power                                  6,050      391,359         0.55%
Enron Corporation                          11,090      584,998         0.82%
GTE Corporation                             8,040      471,848         0.66%
MCI Worldcom, Incorporated                 18,770    1,037,055         1.44%
SBC Communications, Incorporated           14,000      648,375         0.91%
Sprint Corporation (Fon Group)              6,190      475,082         0.66%
Williams Cos., Incorporated                19,510      535,306         0.74%
                                                    __________       _______
                                                     8,539,002        11.92%

TOTAL COMMON STOCK (Cost $58,946,348)               71,428,499        99.84%


                                        Par Value

CASH EQUIVALENTS (0.15%)
Aim Prime Money Market (Cost $102,826)   $102,826      102,826         0.15%

     TOTAL INVESTMENTS (Cost $59,049,174)           71,531,325        99.99%
     OTHER ASSETS, LESS LIABILITIES                      8,097         0.01%
                                                    __________        ______
     NET ASSETS                                    $71,539,422       100.00%
                                                    __________        ______
                                                    __________        ______


[FN]
(a) Non-income producing security

                  See Accompanying Notes to Financial Statments

                                               CAPSTONE GROWTH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - October 31, 1998
--------------------------------------------------------------------------


ASSETS:

     Investments in securities at market value (identified cost $59,049,174)(Note 1A)     $ 71,531,325
     Cash                                                                                       69,454
     Receivable for capital stock sold                                                             184
     Dividends receivable                                                                       82,054
     Interest receivable                                                                           992
                                                                                         _____________

       Total Assets                                                                         71,684,009
                                                                                         _____________


LIABILITIES:

     Payable for capital stock redeemed                                                            288
     Accrued expenses                                                                          144,299
                                                                                         _____________

       Total Liabilities                                                                       144,587
                                                                                         _____________


NET ASSETS                                                                                $ 71,539,422
                                                                                         _____________
                                                                                         _____________


NET ASSET VALUE PRICE PER SHARE:
($71,539,422 / 4,713,301 shares outstanding of $.001 par value, 200,000,000 shares authorized)  $15.18
                                                                                         _____________
                                                                                         _____________


SOURCE OF NET ASSETS:

     Paid in capital                                                                      $ 55,369,508
     Undistributed net investment income                                                       580,529
     Accumulated net realized gain on investments                                            3,107,234
     Net unrealized appreciation of securities                                              12,482,151
                                                                                         _____________


          Total                                                                           $ 71,539,422
                                                                                         _____________
                                                                                         _____________
                 See Accompanying Notes to Financial Statements

                                               CAPSTONE GROWTH FUND, INC.

STATEMENT OF OPERATIONS For The Year Ended - October 31, 1998
--------------------------------------------------------------------------


INVESTMENT INCOME:

     Income:
       Dividend income                                           $ 1,010,725
       Interest income                                               479,510
                                                                ____________
          Total Investment Income                                  1,490,235

     Expenses:
       Advisory fees (Note 2)                     $   505,250
       Distribution fees (Note 2)                     184,752
       Transfer agent fees                             61,336
       Reports and notices to stockholders             30,378
       Audit fees                                      26,450
       Legal fees                                       3,974
       Directors' fees and expenses                    18,220
       Custodian fees                                  12,185
       Fund accounting fees                            46,237
       Registration and filing fees                    13,300
       Miscellaneous                                    6,469
                                                 ____________

          Total Expenses                              908,551

       Less: Custodian fees paid indirectly (Note 2)  (12,611)
                                                 ____________

          Net Expenses                                               895,940
                                                                ____________

            Net Investment Income                                    594,295
                                                                ____________


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized gain from security transactions                  3,124,664
     Unrealized appreciation of investments:
       Beginning of period                          5,897,721
       End of period                               12,482,151
                                                 ____________

       Net change in unrealized appreciation of investments        6,584,430
                                                                ____________

       Net realized and unrealized gain on investments             9,709,094
                                                                ____________

          Net increase in net assets resulting from operations   $10,303,389
                                                                ____________
                                                                ____________

              See Accompanying Notes to Financial Statements

                                               CAPSTONE GROWTH FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------

                                                                          Year Ended           Year Ended
                                                                        October 31, 1998    October 31, 1997
OPERATIONS:
  Net investment income                                                    $   594,295         $   658,977
  Net realized gain on investments                                           3,124,664          15,313,482
  Net change in unrealized appreciation (depreciation) of investments        6,584,430            (415,151)
                                                                          ____________        ____________
  Net increase in net assets resulting from operations                      10,303,389          15,557,308


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                       (672,743)           (863,940)
  Net realized gain on investments                                         (15,329,188)         (8,807,338)
                                                                          ____________        ____________
  Net decrease in net assets reulting from distributions                   (16,001,931)         (9,671,278)

CAPITAL SHARE TRANSACTIONS:
  Increase in net assets resulting from capital share transactions (Note 3)  7,629,195           3,492,744
                                                                          ____________        ____________
      Total increase in net assets                                           1,930,653           9,378,774

NET ASSETS:
  Beginning of period                                                       69,608,769          60,229,995
                                           _                               ___________        ____________
  End of period (including undistributed net investment income of
    $580,529 and $658,977 respectively)                                    $71,539,422         $69,608,769
                                                                          ____________        ____________
                                                                          ____________        ____________

                  See Accompanying Notes to Financial Statements

___________________________________________________________________________
NOTES TO FINANCIAL STATEMENTS - October 31, 1998
---------------------------------------------------------------------------
Note 1 - Significant Accounting Policies

Capstone Growth Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by primarily investing in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A) Valuation of Securities - The Fund's investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the mean between the most recent bid and asked prices. Short-term obligations are valued at amortized cost.

B) Federal Income Taxes - No provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

C) Cash Equivalents - Funds on deposit in money market mutual fund accounts are considered to be a cash equivalent.

                                               CAPSTONE GROWTH FUND, INC.



D) Futures Contracts - Initial margin deposits required upon entering into futures contracts are made by depositing cash, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

  The Fund may purchase or sell stock index futures contracts only as a hedge against changes in the value of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of the risks inherent in the ongoing management of the Fund. Futures contracts involve credit and market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures contracts reflect the extent of the Fund's exposure to off-balance sheet risk. The Fund's credit risk is minimized by entering only into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market. The Fund assumes the market risk which arises from any changes in securities values.

E) Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F) Other - The Fund distributes its net investment income and net realized gains annually. Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.


Note 2 - Investment Advisory Fees, Administrative Fees and Other Transactions with Affiliates

  The Fund retains Capstone Asset Management Company ("CAMCO") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average net assets at the annual rate of .75% on the first $50 million and .60% on the next $150 million.

  Capstone Asset Planning Company ("CAPCO") serves as Distributor of the Fund's shares. CAPCO is an affiliate of the Adviser, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

  The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays CAPCO an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the year ended October 31, 1998, the Fund paid $184,752 in 12b-1 fees. Of this amount approximately 7.5% was paid to Service Organizations other than CAPCO.

                                                 CAPSTONE GROWTH FUND, INC.


  The Fund's Custodian provided credits during the period in the amount of $12,611 against custodian charges based on the uninvested cash balances of the Fund.

  Certain officers and directors of the Fund who are also officers and directors of the Adviser, the Distributor or CFS, received no compensation from the Fund. During the year ended October 31, 1998, directors of the Fund who are not "interested persons" received directors' fees of $18,220.


Note 3 - Capital Stock

  At October 31, 1998 there were 4,713,301 shares outstanding. Transactions in capital stock were as follows:

                                                    Year Ended            Year Ended
                                                 October 31, 1998      October 31, 1997
                                                Shares      Amount    Shares      Amount

Shares sold                                     471,488  $ 7,234,565  336,768  $ 4,956,842
Shares issued to shareholders in reinvestment
  of distributions                            1,008,093   13,951,999  606,599    8,540,957
                                              _________   __________  ________  __________
                                              1,479,581   21,186,564  943,367   13,497,799
Shares redeemed                                (920,777) (13,557,369)(659,908) (10,005,055)
                                              _________   __________  ________  __________
Net increase (decrease)                         558,804  $ 7,629,195  283,459  $ 3,492,744
                                              _________   __________  ________  __________
                                              _________   __________  ________  __________

Note 4 - Purchases and Sales of Securities

  Purchases and sales of securities other than U.S. Government securities and short-term investments aggregated $59,474,388 and $57,791,451 respectively. At October 31, 1998, the cost of investments for Federal income tax purposes was $59,049,174. Accumulated net unrealized appreciation on investments was $12,482,151 consisting of $13,549,778 gross unrealized appreciation and $1,067,627 gross unrealized depreciation.


Note 5 - Dividend Distribution

  On November 16, 1998 the Board of Directors declared a distribution of $0.78 a share, consisting of $0.66 from long-term realized gains and $0.12 from ordinary income. The distribution was payable on December 8, 1998 to shareholders of record on November 30, 1998.

                                                CAPSTONE GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

                                                            Years Ended October 31,
                                                     1998    1997    1996    1995    1994

Per Share Data
Net asset value at beginning of period              $16.76  $15.56  $13.82  $13.23  $14.43

Income from investment operations:
  Net investment income                               0.12    0.16    0.22    0.17    0.11
  Net realized and unrealized gain (loss)             2.11    3.55    2.31    1.93   (0.23)
                                                     _____   _____   _____   _____   _____
  Total from investment operations                    2.23    3.71    2.53    2.10   (0.12)
                                                     _____   _____   _____   _____   _____

Less distributions from:
  Net investment income                              (0.16)  (0.22)  (0.06)  (0.16)  (0.13)
  Net realized gains                                 (3.65)  (2.29)  (0.73)  (1.35)  (0.95)
                                                     _____   _____   _____   _____   _____
  Total distributions                                (3.81)  (2.51)  (0.79)  (1.51)  (1.08)
                                                     _____   _____   _____   _____   _____

Net asset value at end of period                    $15.18  $16.76  $15.56  $13.82  $13.23
                                                     _____   _____   _____   _____   _____
                                                     _____   _____   _____   _____   _____

Total Return (%) (1)                                 15.51%  26.91%  19.27%  17.04%  (0.67)%
                                                     _____   _____   _____   _____   _____
                                                     _____   _____   _____   _____   _____

Ratios/Supplemental Data

Net assets at end of period (in thousands)         $71,539  $69,609  $60,230  $85,324  $80,941

Ratio of total expenses to average net assets         1.27%    1.25%    1.29%    1.31%    1.28%

Ratio of net investment income to average net assets  0.81%    0.99%    1.31%    1.21%    0.78%

Portfolio turnover rate                                 93%     229%     173%     119%      12%

(1) Calculated without sales charge. Sales charge eliminated on August 21, 1995.

             See Accompanying Notes to Financial Statements

                                                CAPSTONE GROWTH FUND, INC.


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
----------------------------------------------------------------------------

To the Shareholders and Board of Directors of Capstone Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Capstone Growth Fund, Inc., including the portfolio of investments, as of October 31, 1998, the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 1996 were audited by other auditors whose report dated
November 18, 1996, expressed an unqualified opinion on the financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone Growth Fund, Inc. as of October 31, 1998, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for each of the two years in the period then ended in conformity with generally accepted accounting principles.



                                            Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania
November 20, 1998 (except for
Note 5 as to which the date is
December 1, 1998)

                 CAPSTONE GROWTH FUND, INC.
                5847 San Felipe, Suite 4100
                   Houston, Texas 77057
                      1-800-262-6631


               ANNUAL REPORT TO SHAREHOLDERS
                      October 31, 1998



     DIRECTORS                          OFFICERS

     Edward L. Jaroski                  Dan E. Watson
                                             President
     James F. Leary
                                        Edward L. Jaroski
     John R. Parker                          Executive Vice President

     Bernard J. Vaughan                 Linda G. Giuffre
                                             Secretary/Treasurer




  INVESTMENT ADVISER & ADMINISTRATOR  TRANSFER AGENT

  Capstone Asset Management Company    First Data Investor Services Group, Inc.
  5847 San Felipe                      3200 Horizon Drive
  Suite 4100                           P.O. Box 61503
  Houston, TX 77057                    King of Prussia, PA 19406-0903
                                       1-800-845-2340


  DISTRIBUTOR                          CUSTODIAN

  Capstone Asset Planning Company      Fifth Third Bank
  5847 San Felipe, Suite 4100          Fifth Third Center
  Houston, TX 77057                    38 Fountain Square Plaza
  1-800-262-6631                       Cincinnati, OH 45263


                          AUDITORS

                          Briggs, Bunting & Dougherty, LLP
                          Two Logan Square, Suite 2121
                          Philadelphia, PA 19103-4901

                       Annual Report
                     October 31, 1998

                         Capstone
                          Growth
                        Fund, Inc.


Capstone logo
                        A Member Of

                     The Capstone Group

                      of Mutual Funds

Capstone logo        The Capstone Group
                      of Mutual Funds

Equity

       Capstone Growth Fund, Inc.

Fixed Income

   Capstone Government Income Fund

International/Global


   Capstone Japan Fund
   Capstone New Zealand Fund



         For more complete information about the Capstone Funds
       including charges and expenses, contact the Distributor at the address below to receive additional prospectuses.
        Please read it carefully before you invest or send money.


          This publication must be accompanied or preceded by a current prospectus for Capstone Growth Fund, Inc.


                   Capstone Asset Planning Company
                     5847 San Felipe, Suite 4100
                         Houston, Texas 77057
                            1-800-262-6631